Investment Objectives and Goals - EDWARD JONES MONEY MARKET FUND	Feb. 28, 2025
Prospectus [Line Items]
Risk/Return [Heading]	Edward Jones Money Market Fund (the “Fund”)
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]
The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.